UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 18, 2006
(Date of earliest event reported)

GS Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-132809-22	13-3387389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

              85 Broad Street, New York, New York                      10004
(Address of Principal Executive Office)       (Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)          Not applicable

(c)           Exhibits:

(1.1)        Underwriting Agreement, dated as of August 10, 2006, between GS Mortgage Securities Corp., as depositor, and Goldman, Sachs & Co., as underwriter.

4.            Pooling and Servicing Agreement, dated as of August 1, 2006, among the GS Mortgage Securities Corp., as depositor, Ocwen Loan Servicing, LLC, as servicer, U.S. Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee and as a custodian.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GS MORTGAGE SECURITIES CORP.
By: /s/ Michelle Gill Name: Michelle Gill Title: Vice President

Dated: August 18, 2006